Bank Borrowings	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Bank Borrowings [Abstract]
BANK BORROWINGS

8. BANK BORROWINGS

The Group entered into loan agreements and bank facilities with Chinese banks and a German bank.

The original terms of the loans from Chinese banks range from 6 to 12 months and the interest rates range from 5.00% to 6.00% per annum. As of June 30, 2021, the balance of the loans from Chinese bank was $16,572.

The bank facility agreement with the German bank includes a $13.0 million (EUR11 million) 8-year maturity term loan and a $4.7 million (EUR4 million) revolving facility (“German Bank Facility Agreement”). The interest rate of the 8-year maturity term loan is EURIBOR plus a margin rate determined by the financial leverage ratio of the Group. The $4.7 million (EUR4 million) revolving facility at 6% annual interest, needs to be renewed every year (60 days in advance). During the six months ended June 30, 2021, the Group drew down the 8-year maturity term loan at the amount of $9,886. The German Bank Facility Agreement contains financial covenants on the equity ratio, leverage ratio and profit distribution, and also it has acceleration clauses about the occurrence of failure to comply with the financial covenants. As of June 30, 2021, the Group’s Germany subsidiary was not in compliance with the financial covenants. The Company obtained a waiver for the covenant violation through September 30, 2021, and subsequently cured the default in August 2020 by capital injection. The Group is and expects to be able to remain fully in compliance with the covenants.

Changes in bank borrowings were are as follows:

	Three months ended June 30,		Six months ended June 30,
	2020	2021	2020	2021
Beginning balance	$5,649	$13,156	$11,922	$12,184
Proceeds from bank borrowings	3,714	13,158	9,473	26,603
Repayments of principal	—	—	(11,894)	(12,265)
Exchange difference	22	(144)	(89)	(64)
Ending balance	$9,412	$26,458	$9,412	$26,458
	December 31, 2020	June 30, 2021
Current	$12,184	$16,572
Non-current	—	9,886
Total	$12,184	$26,458

Certain assets of the Group had been pledged to secure the above banking facilities granted to the Group. The aggregate carrying amount of the assets pledged by the Group as of December 31, 2020 and June 30, 2021 are as follows:

	December 31, 2020	June 30, 2021
Buildings	$22,732	$31,877
Machinery and equipment	19,297	17,835
Land use rights	2,789	4,466
Total	$44,818	$54,178

In addition, the Group’s related parties Ochem Chemical Co., Ltd (“Ochem”) and Ochemate Material Technologies Co., Ltd (“Ochemate”) provided $20,874 and $21,838 of guarantees to secure certain bank facilities granted to the Group as of December 31, 2020 and June 30, 2021, respectively.

11. BANK BORROWINGS

The Group entered into various loan agreements, i.e. banking facilities, with certain Chinese banks. The original terms of the loans range from 2 to 12 months and the interest rates range from 4.68% to 5.66% per annum. Changes in bank borrowings for the years ended December 31, 2019 and 2020 are as follows:

	December 31, 2019	December 31, 2020
Beginning balance as of January 1	$66,267	$11,922
Proceeds from bank borrowings	17,735	17,308
Repayments of principal during the year	(71,674)	(17,815)
Exchange difference	(406)	769
Ending balance as of December 31	$11,922	$12,184

Including:
Current	$11,922	$12,184
Total	$11,922	$12,184

Certain assets of the Group had been pledged to secure the above banking facilities granted to the Group. The aggregate carrying amount of the assets pledged by the Group as of December 31, 2019 and 2020 are as follows:

	December 31, 2019	December 31, 2020
Buildings	$22,414	$22,732
Machinery and equipment	20,936	19,297
Land use rights	2,672	2,789
Total	$46,022	$44,818

In addition, the Group’s related parties Ochem Chemical Co., Ltd (“Ochem”) and Ochemate Material Technologies Co., Ltd (“Ochemate”) provided $32,607 and $20,874 of guarantees to secure certain bank facilities granted to the Group as of December 31, 2019 and 2020, respectively.